INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER SPECIMEN

CUSIP NO. 01020Y 10 9

SHARES SPECIMEN

AL INTERNATIONAL, INC.

600,000,000 SHARES AUTHORIZED $.001 PAR VALUE NON-ASSESSABLE

This Certifies that

SPECIMEN

is the record holder of

shares of AL INTERNATIONAL, INC. *Common Stock*
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED: [illegible]
TRANSFER AGENT AND REGISTRAR - AUTHORIZED SIGNATURE

SPECIMEN

AL INTERNATIONAL, INC. CORPORATE Seal DELAWARE

CFO

CEO

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT- ________ Custodian ________
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION